EXHIBIT 10.29

Schedule of Warrants

Issued in Connection with Series C 8% Convertible Preferred Stock

Date of Name of   Warrant Number  Exercise Price
Issuance Recipient  No. Shares  Expiration Date

11/12/99 The Shaar Fund, Ltd. C-1 100,000  $3.00
      7/13/2004
      Cancelled

7/13/99 Progressive Group C-2 150,000  $3.00
      7/13/2004

11/12/99 The Shaar Fund, Ltd. C-1b 100,000  $3.00
      7/13/2004
      Cancelled

11/12/99 The Shaar Fund, Ltd. C-3 200,000  $2.00
      7/13/2004
      Cancelled

Note:  All share numbers and exercise prices are pre-split values.